Exhibit 10.1
AMENDMENT NO. 2 TO
FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
This AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this “Amendment”) dated as of October 7, 2022 is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto as New Vehicle Borrowers (each a “New Vehicle Borrower” and collectively with the Used Vehicle Borrowers (defined below), the “Vehicle Borrowers”), certain Subsidiaries of the Company party hereto as Used Vehicle Borrowers (each a “Used Vehicle Borrower”, and collectively with the Company, the “Used Vehicle Borrowers”), the Guarantors party hereto, the Lenders party hereto, BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer and each of the other Loan Parties signatory hereto.
W I T N E S S E T H:

WHEREAS, the Company, certain Subsidiaries of the Company, the Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer and the lenders parties thereto from time to time (collectively, the “Lenders” and individually, a “Lender”) have entered into that certain Fifth Amended, Restated and Consolidated Credit Agreement dated as of April 14, 2021 (as from time to time amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Company a revolving credit facility (including a letter of credit subfacility and a swing line subfacility) and to the Company and certain Subsidiaries of the Company a new vehicle floorplan revolving credit facility (including a swing line subfacility) and a used vehicle floorplan revolving credit facility (including a swing line subfacility).
WHEREAS, the Company has requested that the Lenders party to the Credit Agreement and the Administrative Agent amend certain provisions of the Credit Agreement in such a manner that, upon giving effect to such amendments, the Credit Agreement as so amended would contain the terms, covenants, conditions and other provisions as contained in the form of Credit Agreement set forth as Exhibit A to this Amendment (the “Consolidated Form Credit Agreement”).
WHEREAS, the Administrative Agent, the Lenders party hereto, the L/C Issuer, the Revolving Swing Line Lender, the New Vehicle Swing Line Lender and the Used Vehicle Swing Line Lender are willing to amend the Credit Agreement as set forth herein, subject to the terms and condition hereof.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.    Amendments to Credit Agreement.
(a)    Amendments to Credit Agreement Effective on Amendment No. 2 Effective Date. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended:
(i)    so that, as amended, it shall read as set forth in, and shall have the terms, covenants, conditions and other provisions in the Consolidated Form Credit Agreement. The parties hereto acknowledge and agree that each amendment to the Credit Agreement reflected in the Consolidated Form Credit Agreement is and shall be effective as if individually specified in this Amendment (the parties further acknowledging that amending the Credit Agreement by reference to the Consolidated Form Credit Agreement provides a convenience to the parties to permit the amended terms to be read in the context of the full Credit Agreement), and that this Amendment is not a novation of the Credit Agreement or of any credit facility provided thereunder or in respect thereof. The signature pages contained may be left off of the Consolidated Form Credit Agreement. Notwithstanding that the cover page of the Consolidated Form Credit Agreement is dated “as of April 14, 2021”, the changes to the Credit Agreement effected by this Amendment shall be effective as of the satisfaction or waiver to the conditions to effectiveness set forth in Section 2 of this Amendment.
(ii)    to amend and restate Exhibit F (Form of Compliance Certificate) in its entirety, so that as amended and restated such Exhibit shall be in the form set forth in Exhibit F hereto;
(iii)    to amend and restate Exhibit I (Form of Revolving Borrowing Base Certificate) in its entirety, so that as amended and restated such Exhibit shall be in the form set forth in Exhibit I hereto;
(iv)    to amend and restate Exhibit O (Form of Notice of Loan Repayment) in its entirety, so that as amended and restated such Exhibit shall be in the form set forth in Exhibit O hereto; and
(v)    to add an Exhibit R (Form of Offset Notice) in the form set forth in Exhibit R hereto.
2.    Effectiveness; Conditions Precedent.
(a)    This Amendment shall become effective upon the satisfaction or waiver by the Administrative Agent and the Lenders of the following condition precedent (the date of such satisfaction or waiver, the “Amendment No. 2 Effective Date”):
(i)    the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the other Borrowers, Bank of America, as Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, each Guarantor, and each Lender;
(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;
(iii)    a certificate of a responsible officer of each Loan Party, either certifying that the Organization Documents of such Loan Party have not changed from the copies of such documents that were most recently delivered to the Administrative Agent pursuant to the Credit Agreement or attaching applicable revised documents;
(iv)    a termination of the New Vehicle Floorplan Offset Agreement, executed by the parties thereto, in form and substance satisfactory to the Administrative Agent; and
(v)    such other assurances, certificates, documents or consents as the Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender, L/C Issuers or the Lenders reasonably may require.
(vi)    Upon the reasonable request of any Lender made at least ten (10) Business Days prior to the Amendment No. 2 Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case at least three (3) Business Days prior to

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the Amendment No. 2 Effective Date and (ii) at least three (3) Business Days prior to the Amendment No. 2 Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
(vii)        The Company shall have paid all accrued fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Amendment No. 2 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
3.    Consent of the Loan Parties. Each of the Persons party hereto acknowledge and agree that this Amendment is not intended to be a novation or discharge of, and shall not be a novation or discharge of, any obligation of the Loan Parties under any Loan Document. The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Company Guaranty against the Company in accordance with its terms. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms. Each Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects each Security Instrument to which such Loan Party is a party (including without limitation the continuation of the perfection and priority of each Lien thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Security Instrument against such Loan Party in accordance with its terms.
4.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, both before and after giving effect to this Amendment, in each case except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
(b)    The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Subsidiary Guaranty as a guarantor thereunder;
(c)    This Amendment has been duly authorized, executed and delivered by the Company and each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

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(d)    Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
5.    Entire Agreement. This Amendment, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
6.    Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
7.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be subject to the provisions of Section 10.14 of the Credit Agreement.
8.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
9.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, modified, supplemented, restated, or amended and restated from time to time.
11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, each of the other Loan Parties, the Administrative Agent, the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
12.    Loan Document. This Amendment shall be deemed to be a “Loan Document” under and as defined in the Credit Agreement, for all purposes.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:
SONIC AUTOMOTIVE, INC.
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Executive Vice President and Chief Financial Officer

NEW VEHICLE BORROWERS:

ARNGAR, INC.
AUTOBAHN, INC.
BONHAM CHR, LLC
DAVE SMITH MOTORS, INC.
FAA BEVERLY HILLS, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FRANCISCAN MOTORS, INC.
FRONTIER LEASING AND SALES, INC.
GREENVILLE CHR, LLC
GREENVILLE HY, LLC
GREENVILLE NIS, LLC
JEFFERSON CITY H, LLC
JEFFERSON CITY HY, LLC
JEFFERSON CITY N, LLC
MARCUS DAVID CORPORATION
MISHAWAKA - F LLC
MISHAWAKA - L LLC
MISHAWAKA - T LLC
ONTARIO L, LLC
PARIS-T, LLC
PHILPOTT MOTORS, LLC
SAI ATLANTA B, LLC
SAI BROOKSHIRE HY, INC.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

NEW VEHICLE BORROWERS, continued:

SAI DENVER B, INC.
SAI DENVER M, INC.
SAI FAIRFAX B, LLC
SAI FALLSTON VW, LLC
SAI FORT MYERS B, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI GLENWOOD SPRINGS A, INC.
SAI GLENWOOD SPRINGS V, INC.
SAI GRAND JUNCTION S, INC.
SAI GRAND JUNCTION VW, INC.
SAI IRONDALE IMPORTS, LLC
SAI IRONDALE L, LLC
SAI LONG BEACH B, INC.
SAI MCKINNEY M, LLC
SAI MOMENTUM ARM, LLC
SAI MOMENTUM CDJR SEALY, LLC
SAI MONROVIA B, INC.
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI OWINGS MILLS A, LLC (f/k/a SAI OWINGS MILL A, LLC)
SAI PENSACOLA A, LLC
SAI PHILPOTT T, LLC
SAI RIVER OAKS P, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S ATLANTA JLR LLC
SAI SYRACUSE C, INC.
SAI WEST HOUSTON B, LLC
SANTA CLARA IMPORTED CARS, INC.
SANTA FE-M, LLC
SANTA FE-T, LLC
SHERMAN HY, LLC
SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC - DENVER T, INC.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, LLC
SONIC – LUTE RILEY, LLC
By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

NEW VEHICLE BORROWERS, continued:

SONIC – SHOTTENKIRK, LLC
SONIC - STEVENS CREEK B, INC.
SONIC ADVANTAGE PA, LLC
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC CALABASAS M, INC.
SONIC HOUSTON JLR, LLC
SONIC HOUSTON LR, LLC
SONIC MOMENTUM B, LLC
SONIC MOMENTUM JVP, LLC
SONIC MOMENTUM VWA, LLC
SONIC SANTA MONICA M, INC.
SONIC WALNUT CREEK M, INC.
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
SPOKANE-N, LLC
VERNON CHR, LLC
VERNON FL, LLC
VERNON-G, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

USED VEHICLE BORROWERS:
SONIC AUTOMOTIVE, INC.

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Executive Vice President and Chief Financial Officer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

USED VEHICLE BORROWERS, continued:
ARNGAR, INC.
AUTOBAHN, INC.
BONHAM CHR, LLC
DAVE SMITH MOTORS, INC.
ECHOPARK AL, LLC
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC
ECHOPARK GA, LLC
ECHOPARK IL, LLC
ECHOPARK KS, LLC
ECHOPARK KY, LLC
ECHOPARK LA, LLC
ECHOPARK MD, LLC
ECHOPARK MO, LLC
ECHOPARK NC, LLC
ECHOPARK NV, LLC
ECHOPARK NY, LLC
ECHOPARK OH, LLC
ECHOPARK OK, LLC
ECHOPARK PA, LLC
ECHOPARK SC, LLC
ECHOPARK TN, LLC
ECHOPARK TX, LLC
ECHOPARK UT, LLC
EP TF CALIFORNIA, LLC
EP TF NORTH CAROLINA, LLC
FAA BEVERLY HILLS, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FORT MILL FORD, INC.
FRANCISCAN MOTORS, INC.
FRONTIER LEASING AND SALES, INC.
GREENVILLE CHR, LLC
GREENVILLE HY, LLC
GREENVILLE NIS, LLC
JEFFERSON CITY H, LLC
JEFFERSON CITY HY, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

USED VEHICLE BORROWERS, continued:
JEFFERSON CITY N, LLC
MARCUS DAVID CORPORATION
MISHAWAKA - F LLC
MISHAWAKA - L LLC
MISHAWAKA - T LLC
NORTHWEST MOTORSPORT, LLC
ONTARIO L, LLC
PARIS-T, LLC
PHILPOTT MOTORS, LLC
SAI ATLANTA B, LLC
SAI BROOKSHIRE HY, INC.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI CLEARWATER T, LLC
SAI DENVER B, INC.
SAI DENVER M, INC.
SAI FAIRFAX B, LLC
SAI FALLSTON VW, LLC
SAI FORT MYERS B, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI GLENWOOD SPRINGS A, INC.
SAI GLENWOOD SPRINGS V, INC.
SAI GRAND JUNCTION S, INC.
SAI GRAND JUNCTION VW, INC.
SAI IRONDALE IMPORTS, LLC
SAI IRONDALE L, LLC
SAI LONG BEACH B, INC.
SAI MCKINNEY M, LLC
SAI MOMENTUM ARM, LLC
SAI MOMENTUM CDJR SEALY, LLC
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI OWINGS MILLS A, LLC (f/k/a SAI OWINGS MILL A, LLC)
SAI PENSACOLA A, LLC
SAI PHILPOTT T, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

USED VEHICLE BORROWERS, continued:
SAI RIVER OAKS P, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SAI SYRACUSE C, INC.
SAI WEST HOUSTON B, LLC
SANTA CLARA IMPORTED CARS, INC.
SANTA FE-M, LLC
SANTA FE-T, LLC
SHERMAN HY, LLC
SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – BUENA PARK H, INC.
SONIC - DENVER T, INC.
SONIC – HARBOR CITY H, INC.
SONIC - LAS VEGAS C WEST, LLC
SONIC - LS CHEVROLET, LLC
SONIC - LUTE RILEY, LLC
SONIC - RICHARDSON F, LLC
SONIC - SHOTTENKIRK, LLC
SONIC - STEVENS CREEK B, INC.
SONIC ADVANTAGE PA, LLC
SONIC AUTOMOTIVE - 3401 N. MAIN, TX, LLC
SONIC AUTOMOTIVE - 4701 I-10 EAST, TX, LLC
SONIC AUTOMOTIVE - 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC CALABASAS M, INC.
SONIC HOUSTON JLR, LLC
SONIC HOUSTON LR, LLC
SONIC MOMENTUM B, LLC
SONIC MOMENTUM JVP, LLC
SONIC MOMENTUM VWA, LLC
SONIC SANTA MONICA M, INC.
SONIC WALNUT CREEK M, INC.
SPOKANE-N, LLC
TOWN AND COUNTRY FORD, INCORPORATED
TT DENVER, LLC
VERNON CHR, LLC
VERNON FL, LLC
VERNON-G, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS:

AM REALTY GA, LLC
ANTREV, LLC
ARNGAR, INC.
AUTOBAHN, INC.
BONHAM CHR, LLC
CAR CASH OF NORTH CAROLINA, INC.
DAVE SMITH MOTORS, INC.
ECHOPARK AL, LLC
ECHOPARK AUTOMOTIVE, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC
ECHOPARK GA, LLC
ECHOPARK IL, LLC
ECHOPARK KS, LLC
ECHOPARK KY, LLC
ECHOPARK LA, LLC
ECHOPARK MD, LLC
ECHOPARK MO, LLC
ECHOPARK NC, LLC
ECHOPARK NV, LLC
ECHOPARK NY, LLC
ECHOPARK OH, LLC
ECHOPARK OK, LLC
ECHOPARK PA, LLC
ECHOPARK REALTY CA, LLC
ECHOPARK REALTY TX, LLC
ECHOPARK SC, LLC
ECHOPARK TN, LLC
ECHOPARK TX, LLC
ECHOPARK UT, LLC
EP HD TEMPLE TX, LLC
EP REALTY AZ, LLC
EP REALTY IL, LLC
EP REALTY MD, LLC
EP REALTY NC, LLC
EP REALTY PA, LLC
EP REALTY SC, LLC
EP SO H CENT TX, LLC
EP SO H CROSS TX, LLC
EP SO MANCU GF TX, LLC
EP SO MANCU LA MARQUE TX, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS, continued:

EP SO MANCU NF TX, LLC
EP SO MANCU SW59 TX, LLC
EP SO MANCU SWF TX, LLC
EP STRATEGIC HOLDING, LLC
EP TF CALIFORNIA, LLC
EP TF NORTH CAROLINA, LLC
FAA BEVERLY HILLS, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA HOLDING LLC
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SAN BRUNO, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FIRSTAMERICA AUTOMOTIVE, LLC
FORT MILL FORD, INC.
FRANCISCAN MOTORS, INC.
FRONTIER LEASING AND SALES, INC.
GREENVILLE CHR, LLC
GREENVILLE HY, LLC
GREENVILLE NIS, LLC
JEFFERSON CITY H, LLC
JEFFERSON CITY HY, LLC
JEFFERSON CITY N, LLC
L DEALERSHIP GROUP, LLC
MARCUS DAVID CORPORATION
MISHAWAKA - F LLC
MISHAWAKA - L LLC
MISHAWAKA - T LLC
NORTHWEST MOTORSPORT, LLC
ONTARIO L, LLC
PARIS-T, LLC
PHILPOTT MOTORS, LLC
RFJ AUTO GROUP, LLC (f/k/a RFJ AUTO GROUP, INC.)
RFJ AUTO MANAGEMENT, LLC (f/k/a RFJ AUTO MANAGEMENT, INC.)
RFJ AUTO PARTNERS H-HOLDINGS, LLC (f/k/a RFJ AUTO PARTNERS H-HOLDINGS, INC.)
RFJ AUTO PARTNERS HOLDINGS, LLC (f/k/a RFJ AUTO PARTNERS HOLDINGS, INC.)
RFJ AUTO PARTNERS NORTHERN HOLDINGS, LLC (f/k/a RFJ AUTO PARTNERS NORTHERN HOLDINGS, INC.)

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS, continued:

RFJ AUTO PARTNERS T-HOLDINGS, LLC (f/k/a RFJ AUTO PARTNERS T-HOLDINGS, INC.)
RFJ AUTO PROPERTIES, LLC
RFJ AUTO T-PROPERTIES, LLC
RFJ SPOKANE AUTO PROPERTIES, LLC
RFJ/FENTON AUTO PROPERTIES, LLC
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ATLANTA B, LLC
SAI BROOKSHIRE HY, INC.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI CLEARWATER T, LLC
SAI COLUMBUS T, LLC
SAI DENVER B, INC.
SAI DENVER M, INC.
SAI FAIRFAX B, LLC
SAI FALLSTON VW, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC8, INC.
SAI FL HC9, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI GA HC1, LLC
SAI GLENWOOD SPRINGS A, INC.
SAI GLENWOOD SPRINGS V, INC.
SAI GRAND JUNCTION S, INC.
SAI GRAND JUNCTION VW, INC.
SAI IRONDALE IMPORTS, LLC
SAI IRONDALE L, LLC
SAI LONG BEACH B, INC.
SAI MCKINNEY M, LLC
SAI MD HC1, INC.
SAI MOMENTUM ARM, LLC
SAI MOMENTUM CDJR SEALY, LLC
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS, continued:

SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI OWINGS MILLS A, LLC (f/k/a SAI OWINGS MILL A, LLC)
SAI PEACHTREE, LLC
SAI PENSACOLA A, LLC
SAI PHILPOTT T, LLC
SAI RFJ HOLDING, INC.
SAI RIVER OAKS P, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SAI STONE MOUNTAIN T, LLC
SAI SYRACUSE C, INC.
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI VA HC1, INC.
SAI VEHICLE SUBSCRIPTION, INC.
SAI VS GA, LLC
SAI VS TX, LLC
SAI WEST HOUSTON B, LLC
SANTA CLARA IMPORTED CARS, INC.
SANTA FE-M, LLC
SANTA FE-T, LLC
SHERMAN HY, LLC
SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – BUENA PARK H, INC.
SONIC - CLEAR LAKE VOLKSWAGEN, LLC
SONIC - DENVER T, INC.
SONIC - FORT WORTH T, LLC
SONIC – HARBOR CITY H, INC.
SONIC - HOUSTON V, LLC
SONIC - JERSEY VILLAGE VOLKSWAGEN, LLC
SONIC - LAS VEGAS C WEST, LLC
SONIC - LS CHEVROLET, LLC
SONIC – LS, LLC
SONIC - LUTE RILEY, LLC
SONIC - RICHARDSON F, LLC
SONIC - SHOTTENKIRK, LLC
SONIC - STEVENS CREEK B, INC.
SONIC ADVANTAGE PA, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS, continued:

SONIC AUTOMOTIVE - 3401 N. MAIN, TX, LLC
SONIC AUTOMOTIVE - 4701 I-10 EAST, TX, LLC
SONIC AUTOMOTIVE - 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE AVIATION, LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE OF TEXAS, LLC
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC FFC 1, INC.
SONIC FFC 2, INC.
SONIC FFC 3, INC.
SONIC HOUSTON JLR, LLC
SONIC HOUSTON LR, LLC
SONIC MOMENTUM B, LLC
SONIC MOMENTUM JVP, LLC
SONIC MOMENTUM VWA, LLC
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC WALNUT CREEK M, INC.
SONIC-INTEGRITY DODGE LV, LLC
SPOKANE-N, LLC
SRE ALABAMA 6, LLC
SRE ALABAMA-2, LLC
SRE ALABAMA-5, LLC
SRE CALIFORNIA - 1, LLC
SRE CALIFORNIA - 2, LLC
SRE CALIFORNIA - 3, LLC
SRE CALIFORNIA - 5, LLC
SRE CALIFORNIA - 6, LLC
SRE CALIFORNIA - 7 SCB, LLC
SRE CALIFORNIA - 8 SCH, LLC
SRE CALIFORNIA - 9 BHB, LLC
SRE CALIFORNIA 10 LBB, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS, continued:

SRE CALIFORNIA 11 PH, LLC
SRE COLORADO - 1, LLC
SRE COLORADO - 2, LLC
SRE COLORADO - 3, LLC
SRE COLORADO - 4 RF, LLC
SRE COLORADO - 5 CC, LLC
SRE FLORIDA - 1, LLC
SRE GEORGIA 4, LLC
SRE GEORGIA 5, LLC
SRE GEORGIA 6, LLC
SRE HOLDING, LLC
SRE MARYLAND - 1, LLC
SRE NEVADA-2, LLC
SRE NORTH CAROLINA -3, LLC
SRE NORTH CAROLINA-2, LLC
SRE OHIO 1, LLC
SRE OHIO 2, LLC
SRE OKLAHOMA-2, LLC
SRE SOUTH CAROLINA - 2, LLC
SRE SOUTH CAROLINA - 3, LLC
SRE SOUTH CAROLINA - 4, LLC
SRE TENNESSEE - 1, LLC
SRE TENNESSEE - 2, LLC
SRE TENNESSEE - 3, LLC
SRE TENNESSEE 6, LLC
SRE TENNESSEE 7, LLC
SRE TENNESSEE 8, LLC
SRE TENNESSEE-4, LLC
SRE TENNESSEE-5, LLC
SRE TEXAS - 1, LLC
SRE TEXAS - 2, LLC
SRE TEXAS - 3, LLC
SRE TEXAS - 4, LLC
SRE TEXAS - 5, LLC
SRE TEXAS - 6, LLC
SRE TEXAS - 7, LLC
SRE TEXAS - 8, LLC
SRE TEXAS 10, LLC
SRE TEXAS 11, LLC
SRE TEXAS 12, LLC
SRE TEXAS 13, LLC
SRE TEXAS 14, LLC
SRE TEXAS 15, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS, continued:

SRE TEXAS 16, LLC
SRE TEXAS 17, LLC
SRE TEXAS 9, LLC
SRE VIRGINIA - 1, LLC
SRE VIRGINIA - 2, LLC
TOWN AND COUNTRY FORD, INCORPORATED
TT DENVER, LLC
TTRE CO 1, LLC
VERNON CHR, LLC
VERNON FL, LLC
VERNON-G, LLC

By: /s/ Heath R. Byrd
Typed Name: Heath R. Byrd
Typed Title: Vice President and Treasurer

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Denise Jones
Typed Name: Denise Jones
Typed Title: Vice President

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender, L/C Issuer and
as a Lender
By: /s/ David T. Smith
Typed Name: David T. Smith
Typed Title: Senior Vice President

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

BMW FINANCIAL SERVICES NA, LLC,
as a Lender
By: /s/ Emily Adams
Typed Name: Emily Adams
Typed Title: Credit Manager
By: /s/ Michael Ferguson
Typed Name: Michael Ferguson
Typed Title: General Manager, Credit

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender
By: /s/ Adam Sigman
Typed Name: Adam Sigman
Typed Title: Executive Director

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
as a Lender
By: /s/ Farrah Vaughn-Dixon
Typed Name: Farrah Vaughn-Dixon
Typed Title: Regional Dealer Credit Manager-National Accounts

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

TOYOTA MOTOR CREDIT CORPORATION,
as a Lender
By: /s/ Dave Boskey
Typed Name: Dave Boskey
Typed Title: National Accounts Manager

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Stephanie Lalos
Typed Name: Stephanie Lalos
Typed Title: Vice President

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

VW CREDIT, INC.,
as a Lender
By: /s/ Robb Nerdin
Typed Name: Robb Nerdin
Typed Title: Senior Manager Commercial Credit

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

AMERICAN HONDA FINANCE CORPORATION,
as a Lender
By: /s/ Melissa Olmos
Typed Name: Melissa Olmos
Typed Title: DFS Assistant Manager

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Katherine Taylor
Typed Name: Katherine Taylor
Typed Title: Vice President

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Jeffrey E. Bullard, Sr.
Typed Name: Jeffrey E. Bullard, Sr.
Typed Title: Senior Vice President

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

CAPITAL ONE, N.A.,
as a Lender
By: /s/ Jeff Edge
Typed Name: Jeff Edge
Typed Title: Senior Vice President

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

MASSMUTUAL ASSET FINANCE LLC,
as a Lender
By: /s/ Donald Buttler
Typed Name: Donald Buttler
Typed Title: Senior Vice President

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

TD BANK, N.A.,
as a Lender
By: /s/ Edward A. Palek, Jr.
Typed Name: Edward A. Palek, Jr.
Typed Title: VP, Market Credit Manager

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

WORLD OMNI FINANCIAL CORP.,
as a Lender
By: /s/ William A. McDaniel IV
Typed Name: William A. McDaniel IV
Typed Title: VP Credit Administration

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

TRUIST BANK,
as a Lender
By: /s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender
By: /s/ Krutesh Trivedi
Typed Name: Krutesh Trivedi
Typed Title: Senior Vice President

AMENDMENT NO. 2 TO FIFTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

EXHIBIT A
CONSOLIDATED FORM CREDIT AGREEMENT
See attached.
EXHIBIT A
Consolidated Form Credit Agreement

EXHIBIT F
FORM OF COMPLIANCE CERTIFICATE
See attached.
EXHIBIT F
Form of Compliance Certificate

EXHIBIT I
FORM OF REVOLVING BORROWING BASE CERTIFICATE
See attached.
EXHIBIT I
Form of Revolving Borrowing Base Certificate

EXHIBIT O
FORM OF NOTICE OF LOAN REPAYMENT
See attached.
EXHIBIT O
Form of Notice of Loan Repayment

EXHIBIT R
FORM OF OFFSET NOTICE
See attached.
EXHIBIT R
Form of Offset Notice